Exhibit 10.9
Form 10-KSB
Mountain Oil, Inc.
File No. 333-37842

                               MOUNTAIN OIL, INC.
                         NOTICE OF GRANT OF STOCK OPTION

     Notice is hereby given of the following stock option grant (the "Option") to purchase shares of the Common Stock of Mountain Oil, Inc. (the "Company"):

Optionee:               Pete Peterson
                        2063 N. Main
                        Centerville, UT 84014

Grant Date:             3-6-2001

Expiration Date:        3-5-2011

Exercise Price:         $2.25 per share

Number of Option Shares:      25,000

Type of Option:         _____ Incentive Stock Option

                        XXX   Non-Statutory Option

Exercise Schedule: The Option shall become exercisable for one hundred percent (100 %) of the Option Shares immediately.

     Optionee understands and agrees that the Option is granted subject to and in accordance with the express terms and condition of the Company's Long-Term Stock Incentive Plan adopted by the Board of Directors on January 15, 2000 (the "Plan"). Optionee further agrees to be bound by the terms and conditions of the Plan and the terms and conditions of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A. The Company shall provide to Optionee a copy of the Plan upon written request to the Company.

Dated:  March 6, 2001

Mountain Oil, Inc.                              Optionee

By: /s/ Craig Phillips, President               /s/ Pete Peterson

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                                                                       Exhibit A
                               MOUNTAIN OIL, INC.
                             STOCK OPTION AGREEMENT

THE HOLDER OF THIS OPTION, BY ACCEPTANCE HEREOF, BOTH WITH RESPECT TO THE OPTION AND COMMON STOCK ISSUABLE UPON EXERCISE OF THE OPTION, AGREES AND ACKNOWLEDGES THAT THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE TRANSFERRED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR OTHER COMPLIANCE UNDER THE SECURITIES ACT OR THE LAWS OF THE APPLICABLE STATE OR A "NO ACTION" OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, AND ITS COUNSEL, TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH STATE STATUTES.

                                   WITNESSETH:
RECITAL

     A. The Company's Board of Directors (the "Board") and stockholders have adopted the Long-Term Stock Incentive Plan (the "Plan") for the purpose of attracting and retaining the services of key employees (including officers and directors), non-employee Board members and consultants and other independent advisors.

     B. Optionee is an individual who is to render valuable services to the Company or one or more Subsidiaries, and this Agreement is executed pursuant to, and is intending to carry out the purposes of, the Plan in connection with the grant of a stock option to purchase shares of the Company's common stock ("Common Stock") under the Plan.

     NOW, THEREFORE, it is hereby agreed as follows:

1. Grant of Option. Subject to and upon the terms and conditions set forth in this Agreement, the Company hereby grants to Optionee, as of the grant date (the "Grant Date") specified in the accompanying Notice of Grant of Stock Option (the "Grant Notice"), a stock option to purchase up to that number of shares of the Company's Common Stock (the "Option Shares") as is specified in the Grant Notice. Such Option Shares shall be purchased from time to time during the option term at the exercise price (the "Exercise Price") specified in the Grant Notice.

2. Option Term. This option shall expire at the close of business on the expiration date (the "Expiration Date") specified in the Grant Notice, unless sooner terminated in accordance with Paragraph 5 or 6.

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3. Limited  Transferability.  This option shall be exercisable  only by Optionee during Optionee's lifetime and shall not be transferable or assigned by Optionee other than by will or by the laws of descent and distribution following Optionee's death.

4. Exercisability. This option shall become exercisable for the Option Shares in accordance with the installment schedule specified in the Grant Notice. As the option becomes exercisable for one or more installments, those installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5 or 6. Except as provided in the Grant Notice, this option shall not become exercisable for any additional Option Shares following Optionee's cessation of Service.

5. Cessation of Service. The option term specified in Paragraph 2 shall terminate (and this option shall cease to remain outstanding) prior to the Expiration Date in accordance with the following provisions:

     a. Except as provided in the Grant Notice, this option shall immediately terminate and cease to remain outstanding for any Option Shares for which it is not exercisable at the time of Optionee's cessation of Service (as defined below).

     b. Should Optionee cease Service for any reason other than death or permanent disability while this option remains outstanding, then Optionee shall have a 90-day period measured from the date of such cessation of Service in which to exercise this option for any or all of the Option Shares for which this option is exercisable at the time of such cessation of Service. In no event, however, may this option be exercised at any time after the specified Expiration Date of the option term. Upon the expiration of such 90-day period or (if earlier) upon the specified Expiration Date of the option term, this option shall terminate and cease to remain outstanding.

     c. Should Optionee die while in Service or within 90 days after cessation of Service, then the personal representative of Optionee's estate or the person or persons to whom this option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution shall have the right to exercise the option for any or all of the Option Shares for which this option is exercisable at the time of Optionee's cessation of Service, less any Option Shares subsequently purchased by Optionee prior to death. Such right shall lapse, and this option shall terminate and cease to remain outstanding, upon the earlier of (i) the expiration of the 12-month period measured from the date of Optionee's death or (ii) the Expiration Date.

     d. Should Optionee cease Service by reason of permanent disability while this option is outstanding, then Optionee shall have a period of 12 months (commencing with the date of such cessation of Service) during which to exercise this option, but in no event shall this option be exercisable at any time after the Expiration Date. Upon the expiration of such twelve 12-month period or (if earlier) upon the Expiration Date, this option shall terminate and cease to remain outstanding.

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     e.  During  the  applicable  period of  post-Service  exercisability  under subparagraphs b through d above, this option may not be exercised in the aggregate for more than the number of Option Shares (if any) for which this option is, at the time of Optionee's cessation of Service, exercisable in accordance with either the provisions specified in the Grant Notice or the special acceleration provisions of Paragraph 6 of this Agreement.

     f. Should (i) Optionee's Service be terminated for dishonesty (including, but not limited to, any act of fraud or embezzlement), (ii) Optionee's Service be terminated for gross neglect or willful misconduct in the performance of its duties (after one written warning), (iii) Optionee's Service be terminated for making any unauthorized use or disclosure of confidential information or trade secrets of the Company or any Subsidiary, (iv) Optionee's Service be terminated for its conviction of a felony, or (v) Optionee's Service be terminated for drunkenness or illegal use of drugs which interferes with the performance of its duties (after one written warning), then in any such event this option shall terminate immediately and cease to be outstanding.

     g. For purpose of this Agreement, the following definitions shall be in effect

     Optionee shall be deemed to remain in Service for so long as such individual performs services on a periodic basis to the Company (or any Subsidiary) in the capacity of an Employee, a non-employee member of the Board or an independent consultant or advisor.

     Optionee shall be considered to be an Employee for so long as such individual performs services while in the employ of the Company or any Subsidiary, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

     Optionee shall be deemed to be permanently disabled and to have incurred a permanent disability if Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of 12 months or more.

6. Corporate Transaction.

     a. In the event of any of the following transactions to which the Company is a party (a "Corporate Transaction"):

          (1) Any "person", as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), (other than the Company, a majority-owned subsidiary of the Company, an affiliate of the Company within the meaning of the Exchange Act, or a Company employee benefit plan, including any trustee of such plan acting as trustee), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (or a successor to the Company) representing 50% or more of the combined voting power of the then outstanding securities of the Company or such successor;

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          (2) At any time  that the  Company  has  shares  registered  under the
     Exchange Act at least 50% of the directors of the Company constitute persons who were not at the time of their first election to the board of directors of the Company, candidates proposed by a majority of such board of directors in office prior to the time of such first election; or

          (3) (A) the dissolution of the Company or liquidation of more than 50% in value of the Company or a sale of assets involving 50% or more in value of the assets of the Company, (B) any merger or reorganization of the Company whether or not another entity is the survivor, pursuant to which the holders, as a group, of all of the shares of the Company outstanding prior to the transaction hold, as a group, less than 50% of the combined voting power of the Company or any successor company outstanding after the transaction, (C) a transaction or related set of transactions (including without limitation a merger or tender offer together with a related purchase of shares by the tender offeror in the market) pursuant to which the holders, as a group, of all of the shares of the Company outstanding prior to the transaction hold, as a group, less than 50% of the combined voting power of the Company or any successor company outstanding after the transaction, or (D) any other event which the Committee determines, in its discretion, would materially alter the structure of the Company or its ownership.

          This option, to the extent outstanding at such time but not otherwise exercisable, shall automatically accelerate so that such option shall, three days immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all the Option Shares at the time subject to such option and may be exercised for all or any portion of such shares. No such acceleration of this option, however, shall occur if and to the extent: (x) this option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or replaced with a comparable option; or (y) this option is to be replaced with a cash incentive program of the successor corporation which preserves the option spread existing at the time of the Corporate Transaction (the excess of the Fair Market Value of the Option Shares at the time subject to this option over the aggregate Exercise Price payable for such shares) and provides for subsequent pay-out in accordance with the same vesting schedule in effect for the option pursuant to the option exercise schedule set forth in the Grant Notice. The determination of option comparability under clause (x) shall be made by the Committee, and such determination shall be final, binding and conclusive.

     b. The portion of this option accelerated in connection with any Corporate Transaction shall remain exercisable as an incentive stock option under the Federal tax laws (if the option is designated as such in the Grant Notice) only to the extent the applicable dollar limitation of Paragraph 17 is not exceeded in the calendar year of such Corporate Transaction.

     c. This option, to the extent not previously exercised, shall terminate at 5:00 p.m., Eastern time on the effective date of the Corporate Transaction and cease to remain outstanding unless it is expressly assumed by the successor corporation or parent thereof as provided herein.

     d. This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

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7.    Adjustment in Option Shares.

     a. In the event of any change in the outstanding stock of the Company by reason of any stock split, stock dividend, recapitalization, combination or reclassification of shares, merger or similar event, the number of Option Shares and Exercise Price shall be adjusted in the manner provided in the Plan. Such adjustments as finally determined by the Committee shall be final, binding, and conclusive.

     b. If this option is to be assumed in connection with any Corporate Transaction under Paragraph 6 or is otherwise to continue outstanding, then this option shall, immediately after such Corporate Transaction, be appropriately adjusted to apply and pertain to the number and class of securities which would have been issued to Optionee in the consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the Exercise Price payable per share, provided the aggregate Exercise Price payable hereunder shall remain the same.

     c. In lieu of issuing a fraction of a share upon the exercise of the Option resulting from an adjustment under this Paragraph 7 or otherwise, the Company will be entitled to pay to the Optionee an amount equal to the Fair Market Value of such fractional share.

8. Privilege of Stock Ownership. The holder of this option shall not have any of the rights of a stockholder with respect to the Option Shares until such individual shall have exercised the option and paid the Exercise Price for the purchased Option Shares.

9. Manner of Exercising Option.

     a. In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

          (1) Deliver to the Corporate Secretary of the Company an executed notice of exercise in substantially the form of Exhibit I to this Agreement (the "Exercise Notice") in which there is specified the number of Option Shares which are to be purchased under the exercised option.

          (2) Pay the aggregate Exercise Price for the purchased shares through one or more of the following alternatives:

               (A) full payment in cash or by check made payable to the Company's order;

               (B) full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date (as such term is defined below);

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               (C) full payment  through a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check payable to the Company's order; or

               (D)  full  payment  effected  through  a  broker-dealer  sale and
          remittance   procedure   pursuant  to  which  Optionee  shall  provide
          concurrent irrevocable written instructions (i) to a Company-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld in connection with such purchase and (ii) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

          (3) Furnish to the Company appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

     b. For purposes of this Agreement, the Exercise Date shall be the date on which the executed Exercise Notice shall have been delivered to the Company. Except to the extent the sale and remittance procedure specified above is utilized in connection with the option exercise, payment of the Exercise Price for the purchased shares must accompany such Exercise Notice.

     c. For all valuation purposes under this Agreement, the Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

          (1) If the principal market for the Common Stock is a national securities exchange or the Nasdaq stock market, then the "Fair Market Value" as of that date shall be the mean between the lowest and highest sale price of the stock on that date on the principal exchange on which the stock is then listed or admitted for trading.

          (2) If sale prices are not available or if the principal market for the Common Stock is not a national securities exchange and the stock is not quoted on the Nasdaq stock market, then the "Fair Market Value" as of that date shall be the average between the highest bid and lowest asked prices for the Common Stock reported on the Nasdaq OTC Bulletin Board or by the National Quotation Bureau or a comparable service.

          (3) If the day is not a business  day, and as a result,  subparagraphs
     (i) and (ii) next above are inapplicable, then the "Fair Market Value" shall be determined as of the last preceding business day. If subparagraphs
     (i) and (ii) next above are otherwise inapplicable, then the "Fair Market Value" of the Common Stock as of that date shall be determined in good faith by the Committee.

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     d. As soon as practical after receipt of the Exercise  Notice,  the Company shall mail or deliver to or on behalf of Optionee (or any other person or persons exercising this option in accordance herewith) a certificate or certificates representing the purchased Option Shares.

     e. In no event may this option be exercised for any fractional share.

10. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the state of Utah without resort to that State's conflict-of-laws provisions.

11. Compliance with Laws and Regulations. The exercise of this option and the issuance of Option Shares upon such exercise shall be subject to compliance by the Company and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any securities exchange on which shares of the Company's Common Stock may be listed at the time of such exercise and issuance.

12. Successors and Assigns. Except to the extent otherwise provided in Paragraph 3 or 5, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs and legal representatives of Optionee and the successors and assigns of the Company.

13. Liability of Company.

     a. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares which may without stockholder approval be issued under the Plan, then this option shall be void with respect to such excess shares unless stockholder approval of an amendment sufficiently increasing the number of shares issuable under the Plan is obtained in accordance with the provisions of Paragraph 10 of the Plan.

     b. The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Company of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Company shall use its best efforts to obtain all such approvals.

14. No Employment/Service Contracts. Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue in the Service of the Company (or any Subsidiary employing or retaining Optionee) for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any such Subsidiary) or Optionee, which rights are hereby expressly reserved by each party, to terminate Optionee's Service at any time for any reason whatsoever, with or without cause.

15. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company in care of the Company Secretary at the Company's principal offices at 1576 S. 500

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West,  Suite  100,  Bountiful,  UT 84010.  Any  notice  required  to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated on the Grant Notice. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U. S. Mail, by registered or certified mail, postage prepaid and properly addressed to the party to be notified.

16. Construction. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan. All terms used herein that are defined in the Plan shall have the same meaning ascribed to such terms in the Plan. All decisions of the Committee with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

17. Additional Terms Applicable to an Incentive Stock Option. In the event this option is designated an incentive stock option in the Grant Notice, the following terms and conditions shall also apply to the grant:

     a. This option shall cease to qualify for favorable tax treatment as an incentive stock option under the Federal tax laws if (and to the extent) this option is exercised for one or more Option Shares: (i) more than three months after the date Optionee ceases to be an Employee for any reason other than death or permanent disability (as defined in Paragraph 5) or (ii) more than one year after the date Optionee ceases to be an Employee by reason of permanent disability.

     b. If this option is to become exercisable in a series of installments as indicated in the Grant Notice, no such installment shall qualify for favorable tax treatment as an incentive stock option under the Federal tax laws if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the shares of the Company's Common Stock for which such installment first becomes exercisable hereunder will, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock or other securities for which this option or one or more other incentive stock options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Company or any Subsidiary) first become exercisable during the same calendar year, exceed $100,000 in the aggregate. Should the number of shares of Common Stock for which this option first becomes exercisable in any calendar year exceed the applicable $100,000 limitation, the option may nevertheless be exercised for those excess shares in such calendar year as a non-statutory option.

     c. Should the exercisability of this option be accelerated upon a Corporate Transaction in accordance with Paragraph 6, then this option shall qualify for favorable tax treatment as an incentive stock option under the Federal tax laws only to the extent the aggregate Fair Market Value (determined at the Grant
Date) of the number of shares of the Company's Common Stock for which this option first becomes exercisable in the calendar year in which the Corporate Transaction occurs does not, when added to the aggregate value (determined as of the respective date or dates of grant) of the shares of Common Stock or other securities for which this option or one or more other incentive stock options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Company or any Subsidiary) first become exercisable during the same calendar year, exceed $100,000 in the aggregate. Should the number of

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shares of Common Stock for which this option first  becomes  exercisable  in the calendar year of such Corporate Transaction exceed the applicable $100,000 limitation, the option may nevertheless be exercised for the excess shares in such calendar year as a non-statutory option.

     d. Should Optionee hold, in addition to this option, one or more other options to purchase shares of the Company's Common Stock which become exercisable for the first time in the same calendar year as this option, then the foregoing limitations on the exercisability of such options as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted.

     e. To the extent this option should fail to qualify for incentive stock option treatment under the Federal tax laws, Optionee shall recognize compensation income at the time the option is exercised in an amount equal to the Fair Market Value of the purchased Option Shares less the aggregate Exercise Price paid for those shares, and Optionee must make appropriate arrangements with the Company or any Subsidiary employing Optionee for the satisfaction of all Federal, state or local income and employment tax withholding requirements applicable to such compensation income.

18. Additional Terms Applicable to a Non-Statutory Stock Option. In the event this option is designated a non-statutory stock option in the Grant Notice, Optionee shall make appropriate arrangements with the Company or any Subsidiary employing Optionee for the satisfaction of all Federal, state or local income and employment tax withholding requirements applicable to the exercise of this option.


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                                                                       Exhibit I

                               FORM OF PURCHASE
                  (to be signed only upon exercise of Option)

TO:   Mountain Oil, Inc.

     The Optionee, holder of the attached option, hereby irrevocable elects to exercise the purchase rights represented by the option for, and to purchase thereunder, ________________________________ shares of Common Stock of Mountain Oil, Inc., and herewith makes payment therefor, and requests that the certificate(s) for such shares be delivered to the Optionee at:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

     The Optionee represents that the Common Stock is being acquired without a view to, or for, resale in connection with any distribution thereof without registration or other compliance under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state statutes, and that the Optionee has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking. The Optionee understands that the Common Stock has not been registered, but is being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the Common Stock may, under certain circumstances, be inconsistent with these exemptions. The Optionee acknowledges that the Common Stock must be held and may not be sold, transferred, or otherwise disposed of for value unless subsequently registered under the Securities Act or an exemption from such registration is available. The Company is under no obligation to register the Common Stock under the Securities Act, except as expressly agree to by it in writing. The certificates representing the Common Stock will bear a legend restricting transfer, except in compliance with applicable federal and state securities statutes.

     The Optionee agrees and acknowledges that this purported exercise of the option is conditioned on, and subject to, any compliance with requirements of applicable federal and state securities laws deemed necessary by the Company and to Optionee's satisfaction of all Federal, state or local income and employment tax withholding requirements applicable to this exercise.

      DATED this ________ day of ________________________________, __________.



                                          __________________________________
                                          Signature

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